EXHIBIT 10.38

                                     FORM OF

                                                        Option No.       _______
                                                        No. of Shares    _______


                               GARDENBURGER, INC.
                           INCENTIVE STOCK OPTION AND
                        INCENTIVE STOCK OPTION AGREEMENT


     This Incentive Stock Option is granted and this Incentive Stock Option Agreement (the "Agreement") is executed by and between Gardenburger, Inc., an Oregon corporation (the "Company"), and _________________ (the "Optionee"), effective _______________.


                                    RECITALS

     A. The Company has duly adopted that certain GARDENBURGER, INC., 1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN, a copy of which is attached hereto as Exhibit A (the "Plan").

     B. The Plan authorizes a committee appointed by the Board of Directors of the Company (the "Administrative Committee") to grant incentive stock options to officers and employees of the Company.

     C. The Administrative Committee has selected the Optionee to receive an incentive stock option under the Plan.


NOW, THEREFORE, THE COMPANY AND THE OPTIONEE COVENANT AND AGREE AS FOLLOWS:


     1. NUMBER OF SHARES SUBJECT TO OPTION AND OPTION PRICE. The Company hereby grants to the Optionee an incentive stock option (the "Option") to purchase from the Company _______ shares of the no par value common stock of the Company (the "Common Stock") at an exercise price of $________ per share. The Option is exercisable upon the terms and conditions contained herein.

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     2. ADDITIONAL TERMS OF THE OPTION. Subject to the provisions of Paragraph 3 below, the Option shall have the following terms:

          2.1 The effective date of the grant of the Option shall be the date first set forth above.

          2.2  The Option shall vest as follows:

                                                      Cumulative
               Date                               Percentage Vested
               ----                               -----------------

          __________________                      __________%

          __________________                      __________%

          __________________                      __________%

          2.3 The foregoing vesting schedule notwithstanding, this Option shall immediately vest as to any Option shares that have not then become vested upon:

          (i) the termination of the employment of the Optionee by the Company as a result of the Optionee's death or disability; or

          (ii) a "Change in Control" of the Company, which for the purposes hereof shall be deemed to have occurred upon the earlier of:

               (a) the date that any "person" (as that term is defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; or

               (b) the date of any annual or special meeting of stockholders at which a majority of the directors then elected are not individuals nominated by the Company's then incumbent Board; or

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               (c)  the date of approval by the stockholders of the Company of a plan of merger or consolidation of the Company in which such stockholders will not hold at least 75% of the combined voting power of the resulting entity immediately following such merger or consolidation, or the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale of substantially all of the Company's assets.

          2.4 The Option shall expire on October 26, 2008 (the "Expiration
Date").

          2.5 To the extent vested, the Option may be exercised in whole or in part at any time and from time to time prior to the Expiration Date.

          2.6 The Option must be exercised, if at all, as to a whole number of shares.

     3. INCORPORATION BY REFERENCE OF THE TERMS AND CONDITIONS OF THE PLAN. The terms and conditions of this Option shall be subject to all of the terms and conditions of the Plan, which terms and conditions are expressly incorporated by reference into this Agreement to the same extent and with the same effect as if such terms and conditions were set forth herein. In the event of a conflict or inconsistency between the terms and conditions set forth in this Agreement and the terms and conditions of the Plan, those of the Plan shall control.

     4. EXERCISE OF THE OPTION; DELIVERY OF CERTIFICATES.

          4.1 The Option may be exercised only in accordance with the terms and conditions of Section 9 of the Plan and by (1) delivery to the Company of a Notice of Exercise substantially in the form of Exhibit B attached hereto specifying the number of shares of Common Stock for which the exercise is to be effective, and (2) tendering full payment of the Option Price for such shares.

          4.2 Within a reasonable time after its receipt of the Optionee's Notice of Exercise, the Company shall deliver to the Optionee a certificate for the shares of Common Stock for which exercise of the Option was effective.

     5. TRANSFERABILITY OF THE OPTION. The Option is transferable only in accordance with Section 10 of the Plan.

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     6. WARRANTIES AND REPRESENTATIONS OF THE OPTIONEE. By executing this
Agreement, the Optionee accepts the Option and agrees to be bound by all of the terms of this Agreement and the Plan. In addition, the Optionee acknowledges that exercise of the Option and the sale of the shares of Common Stock acquired upon exercise thereof may have tax implications for which the Optionee should seek individual advice by his or her own tax counselor or advisor.

     7. INDEMNIFICATION BY THE OPTIONEE. The Optionee agrees to indemnify and hold the Company harmless from any loss or damage, including attorney's fees or other legal expenses, incurred in the defense or payment of any such claim against the Company resulting from a breach by the Optionee of the representations, warranties or provisions contained in this Agreement.

     8. NO RIGHT TO CONTINUED RELATIONSHIP. Nothing herein shall confer upon the Optionee the right to continue as an officer or employee of or with the Company, nor affect any right which the Company may have to terminate its relationship with the Optionee.

     9. RIGHTS AS SHAREHOLDERS. The Optionee shall have no rights as a shareholder of the Company on account of the Option nor on account of shares of Common Stock subject hereto until such time as the Company shall have issued and delivered stock certificates to the Optionee.

     10. FURTHER ASSURANCES. From time to time and upon request by the Company, the Optionee agrees to execute such additional documents as the Company may reasonably require in order to effect the purposes of the Plan and this Agreement.

     11. BINDING EFFECT. This Agreement shall be binding upon the Optionee and the Optionee's heirs, successors and assigns, including the Qualified Successor of the Optionee (as that term is defined in Section 10.2 of the Plan).

     12. WAIVERS/MODIFICATIONS. No waivers, alterations or modifications of this Agreement shall be valid unless in writing and duly executed by the party against whom enforcement of such waiver, alteration or modification is sought. The failure of any party to enforce any of its rights against the other party for breach of any of the terms of this Agreement shall not be construed a waiver of such rights as to any continued or subsequent breach.

     13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Oregon.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


GARDENBURGER, INC.:                          OPTIONEE:


By:_______________________________           ______________________________
   Richard C. Dietz                          [Name]
   Administrative Committee Member






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

                                   EXHIBIT A

         1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN


                               [previously filed]

                                    EXHIBIT B

                     NOTICE OF EXERCISE OF INCENTIVE OPTION
                          UNDER THE GARDENBURGER, INC.,
          1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN

I, _________________, hereby exercise the option to purchase ________shares of no par value common stock (the "Shares"), of Gardenburger, Inc. (the "Company"), granted to me pursuant to the terms and conditions of the GARDENBURGER, INC., 1992 FIRST AMENDED AND RESTATED COMBINATION STOCK OPTION PLAN (the "Plan") and the Incentive Stock Option and Incentive Stock Option Agreement dated __________, 199____, bearing Option No. ___ (the "Option").

Accompanying this Notice is: [select one]

         - cash, certified or cashier's check in the amount of $________,

         - _____ shares of the Company's Common Stock valued at $_______ (their fair market value as of this date), or

         - I hereby request that this Option be exercised through a cashless transaction and have provided the name and address of my broker below. I understand that if I elect a cashless transaction, the Company will request and authorize its stock transfer agent to issue the certificate(s) in the name of my broker to facilitate the completion of the transaction.


         _______________________                              Date: ___________
         (Optionee's Signature)

         Optionee's Name:_____________________________
         Optionee's Address:__________________________
                            __________________________


                                       Broker's Name:__________________________
                                       Broker's Address: ______________________
                                                         ______________________


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                          RECEIPT FOR STOCK CERTIFICATE

         I hereby acknowledge receipt of Stock Certificate No.___ from the Company on _________, 199___, representing ___ shares of the Company's common stock acquired upon exercise of the Option bearing Option No. ___.



              _______________________                     Date:  ___________
               Optionee Signature





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